                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

                             ROWAN COMPANIES, INC.


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc. (the "Company") hereby constitutes and appoints C. R. Palmer and E. E. Thiele, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Company's Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.


              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of September, 1995.


                                            /s/ Ralph E. Bailey
                                       -----------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

                             ROWAN COMPANIES, INC.


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc. (the "Company") hereby constitutes and appoints C. R. Palmer and E. E. Thiele, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Company's Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.


              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of September, 1995.


                                            /s/ Henry O. Boswell
                                       -----------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

                             ROWAN COMPANIES, INC.


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc. (the "Company") hereby constitutes and appoints C. R. Palmer and E. E. Thiele, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Company's Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.


              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of September, 1995.


                                            /s/ H.E. Lentz
                                       -----------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

                             ROWAN COMPANIES, INC.


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc. (the "Company") hereby constitutes and appoints C. R. Palmer and E. E. Thiele, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Company's Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.


              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of September, 1995.


                                            /s/ Wilfred P. Schmoe
                                       -----------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

                             ROWAN COMPANIES, INC.


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc. (the "Company") hereby constitutes and appoints C. R. Palmer and E. E. Thiele, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Company's Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.


              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of September, 1995.


                                         /s/ Charles P. Siess, Jr.
                                       -----------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

                             ROWAN COMPANIES, INC.


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc. (the "Company") hereby constitutes and appoints C. R. Palmer and E. E. Thiele, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Company's Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.


              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of September, 1995.


                                            /s/ Peter Simonis
                                       -----------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

                             ROWAN COMPANIES, INC.


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc. (the "Company") hereby constitutes and appoints C. R. Palmer and E. E. Thiele, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Company's Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.


              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of September, 1995.


                                            /s/ C. W. Yeargain
                                       -----------------------------

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

                             ROWAN COMPANIES, INC.


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc. (the "Company") hereby constitutes and appoints C. R. Palmer and E. E. Thiele, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Company's Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.


              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of September, 1995.


                                            /s/ C. R. Palmer
                                       -----------------------------